UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  September 27, 2006
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                         COACTIVE MARKETING GROUP, INC.
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             (Exact name of registrant as specified in its charter)


          Delaware                   0-20394                 06-1340408
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(State or other jurisdiction       (Commission            (I.R.S. Employer
 of incorporation)                 File Number)        Identification Number)


                  75 Ninth Avenue, New York, New York    10011
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               (Address of principal executive office) (Zip Code)


       Registrant's telephone number, including area code: (212) 660-3800
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         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))
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Item 4.01.  Changes in Registrant's Certifying Accountant.

         On September 27, 2006, following the approval of its Audit Committee, CoActive Marketing Group, Inc. (the "Company") engaged Grant Thornton LLP, as its independent accountants to audit the Company's financial statements for its fiscal year ending March 31, 2007. In the Company's two most recent fiscal years and subsequent interim periods prior to such engagement, the Company has not (itself or through someone acting on its behalf) consulted with Grant Thornton on either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.



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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 27, 2006

                                       COACTIVE MARKETING GROUP, INC.


                                       By: /s/ ERWIN MEVORAH
                                           -------------------------------------
                                           Erwin Mevorah,
                                           Chief Financial Officer



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